Exhibit 10.38

THE AZEK COMPANY INC.

NONQUALIFIED STOCK OPTION GRANT

(Option Award for AOT Building Products, L.P. Profits Interests)

THIS STOCK OPTION GRANT (the “Agreement”), is made effective as of the date set forth on the Company signature page (the “Signature Page”) attached hereto (the “Date of Grant”), by and among The AZEK Company Inc., a Delaware corporation (together with its successors and assigns, the “Company”), and the participant identified on the Signature Page attached hereto (“Participant”).

R E C I T A L S:

WHEREAS, Participant held the number of Profits Interests (the “Profits Interests”) of AOT Building Products, L.P., a Delaware limited partnership (“Parent”) specified on the Signature Page, which Profits Interests were issued pursuant to the Amended and Restated Agreement of Limited Partnership of Parent (as amended from time to time, the “LP Agreement”) and one or more LP Interest Agreements (collectively, the “LP Interest Agreements”);

WHEREAS, in connection with the IPO (as defined below), (i) Parent distributed all limited liability company interests in the Company to each of its limited partners in accordance with the LP Agreement and (ii) following the Company’s conversion into a corporation, the limited liability company interests owned by Participant as a result of the distribution described in clause (i) converted into Shares (as defined below) of the Company;

WHEREAS, all of the outstanding Common Interests of Parent were exchanged (the “Common Exchange”) for shares (“Shares”) of common stock, par value $0.001, of the Company effective prior to or substantially concurrent with the consummation of the initial public offering (the “IPO”) of the common stock (the date such Common Exchange became effective, the “Exchange Date”);

WHEREAS, all of Participant’s Profits Interests were exchanged (the “Exchange”) for the right to receive Shares effective as of the Exchange Date;

WHEREAS, Participant is being granted options to purchase Shares (the “Options”) in order to restore the leverage that Participant had with respect to Participant’s Profits Interests prior to the Exchange;

WHEREAS, the Company has adopted The AZEK Company Inc. 2020 Omnibus Incentive Compensation Plan (the “Plan”), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and

WHEREAS, immediately following the IPO, Participant shall receive a number of Options, as described herein and otherwise subject to the terms hereof and the Plan.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Grant of Options. Subject to the terms and conditions of the Plan and the terms and conditions set forth in this Agreement and effective as of the Date of Grant, the Company will grant a number of Options calculated by the Compensation Committee of the Board of Directors of the Company (the “Committee”) in accordance with this Section 1, which will be specified on the Signature Page. In the event the IPO is not consummated within 30 days following the Date of Grant, this Award of Options shall be null and void and of no further force or effect.

(a) The number of Options shall be calculated by the Committee in its reasonable good faith discretion, such that the aggregate number of Options equals (a) the Adjusted Profits Interests Number (as defined below), less (b) the number of Shares (including any Shares subject to restrictions) granted pursuant to the Exchange, rounded to the nearest whole Share. The Options shall vest and become nonforfeitable vested Options in accordance with Schedule I attached hereto.

(b) For purposes of this Agreement, the “Adjusted Profits Interests Number” is the total number of Profits Interests (whether vested or unvested), as set forth on the Signature Page, multiplied by the number of Shares for which each Common Interest of Parent was exchanged in the Common Exchange. By way of example only, if each Common Interest of Parent was exchanged for two Shares, and the Participant held 10 Profits Interests, then the Adjusted Profits Interests Number would be 20.

2. Exercise Price; Duration. The price at which Participant will be entitled to purchase Shares upon the exercise of the Options will be the price at which Shares are offered in the IPO (the “Exercise Price”), subject to adjustment as set forth in the Plan. The Options will be exercisable to the extent and in the manner provided in Section 2.3.5 of the Plan for a period of ten (10) years from the Date of Grant (the “Expiration Date”); provided, however, that the Options may be earlier terminated as provided herein. Notwithstanding the foregoing, (i) if Participant’s employment is terminated due to death or Disability (as defined in the Plan), each outstanding vested Option will remain exercisable for one year thereafter (but in no event beyond the Expiration Date), (ii) if Participant’s employment is terminated for Cause (as defined in the Plan), each outstanding vested Option will expire and immediately cease to be exercisable upon the date of the termination and (iii) if Participant’s employment with the Company Group is terminated for any other reason, each outstanding vested Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Expiration Date).

3. Prior Agreements. Participant acknowledges that (a) the unvested Profits Interests were subject to vesting conditions and (b) the Profits Interests were subject to a clawback that requires, in the event of the Participant’s willful or intentional material breach of a non-competition, non-solicitation or non-disclosure covenant (or failure to correct a material breach of any such covenant after written notice of such breach), that the Participant would have automatically forfeited the Profits Interests and repay amounts distributed in respect of any Profits Interests in the 24 months prior to such breach (which forfeiture and repayment would have been in addition to any other rights that the Company and its affiliates had). Participant acknowledges and agrees that (x) the Options will remain subject to the vesting conditions that applied to the unvested Profits Interests, as provided in Schedule I and (y) the Shares underlying the Options will remain subject to the clawback terms as applied to the Profits Interests.

4. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement, the Options may be exercised by delivery of written notice to the Company in the manner prescribed in Section 2.3.5 of the Plan and as otherwise set forth by the Committee from time to time. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

(b) Upon exercise of the Options pursuant to Section 4(a), unless otherwise determined by the Committee, the Company will withhold a number of Shares otherwise deliverable to Participant to pay (i) the full purchase price for the Shares in respect of which the Option is being exercised and (ii) an amount necessary to satisfy applicable U.S. and non-U.S. Federal, state or local tax or other withholding requirements, if any (“Withholding Taxes”) in accordance with Section 3.2 of the Plan (or such amount which would not result in adverse consequences under generally accepted accounting principals), unless otherwise agreed to in writing by Participant and the Company. The number of Shares to be withheld or otherwise used for payment will be calculated using the closing price per Share on the New York Stock Exchange (or other principal exchange on which the Shares then trade) on the date of determination, and will be rounded up to the nearest whole Share.

(c) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to this Section 4 relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective. Notwithstanding the foregoing, unless otherwise determined by the Committee, Participant may otherwise elect to make all or a portion of such payments in cash, check, cash equivalent, and/or Shares, or as provided in Section 3.2 of the Plan.

(d) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company has issued the Shares in connection with such exercise.

5. No Right to Continued Employment. Neither the Plan nor this Agreement nor Participant’s receipt of the Options hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or engagement of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or engagement of such Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

6. Assignment Restrictions.

(a) The Options may not, at any time, be Assigned and any such purported Assignment shall be void and unenforceable against the Company or any Affiliate; provided, that the designation of a beneficiary shall not constitute an Assignment.

(b) The Options shall be subject to the lock-up restrictions provided to Participant separately (which are enclosed as Exhibit A), to which Participant agrees by signing this Agreement, and any other agreements to which Participant is or may become a party, including as applicable the Registration Rights Agreement by and among the Company, Ares Corporate Opportunities Fund IV, L.P., Ontario Teachers’ Pension Plan Board and certain stockholders.

(c) “Assign” or “Assignment” shall mean (in either the noun or the verb form, including with respect to the verb form, all conjugations thereof within their correlative meanings) with respect to any security, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration, whether directly or indirectly, and whether voluntary, involuntary or by operation of law) of such security or any interest therein.

7. Securities Laws; Cooperation. Upon the delivery of any Shares, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or with this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

8. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Chief Legal Officer at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

9. Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of Delaware, and each of Participant, the Company, and any transferees who hold Shares pursuant to a valid Assignment, hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any transferees who hold Shares pursuant to a valid Assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.

10. Shares Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Options granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant. Notwithstanding anything in this Agreement or the Plan to the contrary, the Company may amend and update the number of Options in the Equity Schedule set forth on the Signature Page hereto prior to or following the effective date of the IPO.

11. Section 409A. It is the Company’s intent that payments under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and that the Agreement be administered accordingly.

12. Entire Agreement. This Agreement is the final, complete and exclusive agreement of the parties with respect to its subject matter and supersedes and merges all prior or contemporaneous discussions or agreements, whether written or oral, regarding the subject matter of this Agreement.

13. Severability. In the event that any provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

14. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

[Signatures on next page.]

IN WITNESS WHEREOF, Participant acknowledges and accepts the terms of this Agreement, which shall be effective as of the date set forth below and countersignature by the Company.

Participant

Name:

Dated:

[Signature Page - Option Award for Profits Interests of AOT Building Products, L.P.]

Agreement acknowledged and confirmed:

THE AZEK COMPANY INC.

By:
Name:
Title:

Equity Schedule1

Name:

Date of Acquisition of Profits Interests:

Date of Grant:

Vesting Reference Date:

Profits Interests			Shares		Options
	Number of Vested Profits Interests	Number of Unvested Profits Interests	Number of Shares	Number of Shares of Restricted Stock	Number of Vested Options	Number of Unvested Options
Time Vested Profits Interests
Performance Vested Profits Interests	—		—		—
Total

[1]	Additional equity schedules to be added for Participants with more than one Profits Interests award.

[Signature Page - Option Award for Profits Interests of AOT Building Products, L.P.]

Schedule I

Vesting Terms – Options

(a) Vested Options. The Options issued in respect of vested Profits Interests (as reflected in the Equity Schedule on the Signature Page) will be fully vested on the Date of Grant.

(b) Time-Based Vesting Shares. The Options issued in respect of unvested time vested Profits Interests (as reflected in the Equity Schedule on the Signature Page) will continue to vest in the same proportion, and on the same schedule and terms (including forfeiture), as such time vested Profits Interests would have vested under the terms of the LP Interest Agreement. The Participant’s LP Interest Agreement(s) are attached as Exhibit B.

(c) Performance-Based Vesting Shares. The Options issued in respect of unvested performance vested Profits Interests (as reflected in the Equity Schedule on the Signature Page) will continue to vest in the same proportion, and on the same terms (including forfeiture), as such performance vested Profits Interests would have vested under the terms of the LP Interest Agreement, except as provided below. The Participant’s LP Interest Agreement(s) are attached as Exhibit B.

(A) For purposes of the definition of “Proceeds,” the “Fair Value” of the Sponsors’ Shares (regardless of whether such Shares are freely tradable and marketable) shall be measured as follows:

(i) On the expiration or earlier release of the lockup restrictions set forth in Exhibit A applicable to and as separately agreed to by Ares Corporate Opportunities Fund IV, L.P. and Ontario Teachers’ Pension Plan Board (the “Sponsors”, and such lockup restrictions, the “Sponsors’ lockup”, and such period, the “Sponsors’ lockup period”), the Fair Value of the Sponsors’ Shares will be measured based on the number of Shares owned by the Sponsors multiplied by the volume-weighted average trading price for the 45 trading days prior to the expiration of the Sponsors’ lockup (the “Post-Lockup Proceeds”). The performance-based Options will vest to the extent that both (x) the Post-Lockup Proceeds results in the applicable performance criteria being met and (y) the closing price of a Share on the last trading day of the Sponsors’ lockup period multiplied by the number of Shares owned by the Sponsors results in the applicable performance criteria being met.

(ii) To the extent that any of the performance-based vesting conditions were not met at the end of the Sponsors’ lockup period in accordance with the prior paragraph, then the Fair Value of the Sponsors’ Shares will be measured after the end of each full calendar quarter that follows the end of the Sponsors’ lockup period (each, a “Measurement Date”). The performance-based Options will vest on a Measurement Date to the extent that the applicable performance condition is met based on the volume-weighted average trading price of a Share over any consecutive 45 trading day period during such full calendar quarter.

(B) The Compensation Committee of the Board of Directors may, in its sole discretion, measure performance under this paragraph more frequently than each quarter end and vest performance-based Options to the extent that performance conditions are met.

(C) Any employee whose employment terminates due to death or Disability, or whose employment is terminated other than for Cause (as such terms are defined in the Plan), during a quarter will remain eligible to vest in any performance-based Options that vest as a result of performance in that quarter.

[Signature Page - Option Award for Profits Interests of AOT Building Products, L.P.]

Exhibit A

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

BOFA SECURITIES, INC.

GOLDMAN SACHS & CO. LLC

JEFFERIES LLC

As Representatives of the several

Underwriters named in Schedule I of the Underwriting Agreement,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Class A Common Stock, par value $0.001 per share (the “Common Stock”), of The AZEK Company Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc. and BofA Securities, Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be publicly filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).

Schedule I

The foregoing paragraph shall not apply to (a) shares of Common Stock acquired from the Underwriters in the Offering or transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the Offering, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts, (c) sales or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family (including to any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any members of the undersigned’s family), or affiliates of the undersigned, including its subsidiaries, partners (if a partnership), members (if a limited liability company), stockholders (if a corporation) or any investment fund or other entity controlling, controlled by, managing, or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (d) transfers of shares of Common Stock or any security convertible into Common Stock by will, testamentary document or intestate succession upon the death of the undersigned; provided that it shall be a condition to any transfer (i) pursuant to clauses (b)-(d) that the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) pursuant to clauses (b)-(d) that each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 180-day period referred to above (other than any required filed on Form 5), and (iii) pursuant to clauses (b) and (c) that the undersigned notifies Barclays Capital Inc. and BofA Securities, Inc. at least two business days prior to the proposed transfer or disposition, (f) the exercise (including cashless exercise) of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion, (g) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan, (h) any demands or requests for, the exercise of any right with respect to, or the taking of any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s shares of Common Stock, provided that no transfer of the undersigned’s shares of Common Stock registered pursuant to the exercise of any such right and no registration statement shall be publicly filed under the Securities Act with respect to any of the undersigned’s shares of Common Stock during the Lock-Up Period, (i) any transfer pursuant to a bona fide third party tender or exchange offer made to all holders of the Common Stock, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, (provided that in the event that such tender

Schedule I

offer, merger, consolidation or other such transaction is not completed, the undersigned shall remain subject to the restrictions contained in this Lock-Up Letter Agreement), (j) transfers to the Company for the purpose of satisfying any tax withholding obligations (including estimated taxes) due as a result of the exercise of options or as a result of the vesting of or upon the receipt of equity awards held by the undersigned, (k) the repurchase of Common Stock or securities convertible into Common Stock by the Company pursuant to equity award agreements or other contractual arrangements providing for the right of said repurchase in connection with the termination of the undersigned’s employment or service with the Company (l) the exchange of shares of Common Stock for shares of Class B common stock or the exchange of shares of Class B common stock for Common Stock (provided that the Common Stock or Class B common stock issued as a result of such exchange is subject to this Lock-Up Letter Agreement) and (m) transfers of shares of Common Stock or any security convertible into Common Stock by operation of law or pursuant to an order of a court or regulatory agency, provided, however, that for purposes of clauses (j) through (m), if the undersigned is legally required during the Lock-Up Period to file a report under the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock to the Company, the undersigned shall include a statement in such report clearly indicating the nature and conditions of such transfer. For purposes of clause (i) above, “change of control” shall mean the consummation of any bona fide third party tender or exchange offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed Stock, as referred to in FINRA Rule 5131(d)(2)(A) that the undersigned may purchase in the Offering pursuant to an allocation of Stock that is directed in writing by the Company, (ii) Barclays Capital Inc. and BofA Securities, Inc., agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, Barclays Capital Inc. or BofA Securities, Inc. will notify the Company of the impending release or waiver and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by issuing a press release through a major news service (as referred to in FINRA Rule 5131(d)(2)(B)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Barclays Capital Inc. and BofA Securities, Inc. hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

Schedule I

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including, without limitation, market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

The undersigned hereby consents to receipt of this Lock-Up Letter Agreement in electronic form and understands and agrees that this Lock-Up Letter Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Letter Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation on the undersigned with the same force and effect as if such signature were an original execution, and delivery of this Lock-Up Letter Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters, (2) June 30, 2020, in the event that the Underwriting Agreement has not been executed by that date, provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to three additional months, (3) the filing by the Company of an application to withdraw the registration statement related to the Offering and (4) the Underwriters notifying the Company, or the Company notifying the Underwriters, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering.

Exhibit B

LP Interest Agreement(s)

(Enclosed)